UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09333

Oppenheimer Main Street Small-& Mid-Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 12/31/2012

Item 1.	Reports to Stockholders.

12 | 31 | 2012

SEMIANNUAL REPORT

Oppenheimer Main Street Small- & Mid-Cap Fund

OppenheimerFunds®

The Right Way to Invest

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/12

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2500 Index
6-Month	6.52%	0.39%	8.84%
1-Year	16.77	10.06	17.88
5-Year	3.42	2.20	4.34
10-Year	9.88	9.23	10.49

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 6.52% during the reporting period. On a relative basis, the Fund underperformed the Russell 2500 Index (the “Index”), which returned 8.84%. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the health care and financials sectors. The strongest performing sector for the Fund relative to the Index was energy, where favorable stock selection benefited.

MARKET OVERVIEW

While domestic and international macroeconomic concerns remained throughout the period, U.S. equities generally performed positively as Central Bank actions and other events helped to calm market jitters. In the U.S., the Federal Reserve introduced a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. Equities in the U.S. were also bolstered by the continued improvement of the housing market. However, the market did experience volatility due to uncertainty over the outcome of the Presidential election. In addition, the lack of visibility about resolution of the “fiscal cliff” weighed further on both business and consumer spending. These concerns were not enough to offset the gains, and immediately following the close of the period, the U.S. Congress enacted a last minute temporary resolution to the fiscal cliff.

Outside of the U.S., the results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made the imminent fracturing of the Eurozone and the serious consequences that might have for the euro far less likely. The European Central Bank also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

FUND REVIEW

During the period, the top performing Fund holdings were information technology stock Western Digital Corp., energy stock HollyFrontier Corp. and consumer discretionary company CarMax, Inc. Western Digital, which develops and sells hard drives, performed positively despite an ongoing challenging market for PC sales. As the hard disk drive industry has consolidated, the market has become more rational and improved pricing discipline has ensued – benefiting the profitability of competitors

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	3

such as Western Digital. Earnings per share for the company have also been augmented by management’s decision to devote a substantial portion of the free cash generated to repurchasing shares.

Cash generation by HollyFrontier exceeded expectations and the company used a substantial portion of its cash to pay special dividends and aggressively repurchase shares. The stock also benefitted from the widening spread between West Texas Intermediate (WTI) and Brent Crude (Brent) prices. HollyFrontier sources most of its feedstock based on domestic oil prices, as represented by WTI, and sells its refined products based on global oil prices, represented by Brent.

An improved outlook for the availability of desirable late-model used cars, leading to rising earnings expectations, propelled CarMax’s stock higher. One-to-four year old cars have historically been CarMax’s “sweet-spot,” but several recent years of anemic new car sales have sharply curtailed supply. Greater availability of near-new cars, many with advanced safety and entertainment/convenience features, may be likely to spur showroom traffic and sales growth at CarMax.

The most significant detractor from performance was biopharmaceutical firm Questcor Pharmaceuticals, Inc. After a positive first half of 2012, shares of Questcor traded lower as a result of market concerns involving Aetna, Inc.’s reimbursement criteria for Questcor’s drug Acthar and a probe into Questcor’s promotional practices.

Also detracting from performance were information technology stocks TIBCO Software, Inc. and Skyworks Solutions, Inc. Macroeconomic headwinds, resulting in sluggish business spending, negatively impacted the progression and timing of sales for many software companies during the fourth quarter, and TIBCO was no exception. The company’s earnings revisions and stock multiple declined – putting pressure on the stock price – as management pre-announced a weaker than forecast quarterly result. TIBCO expanded its sales force last year at an accelerated rate and we believe that this, in combination with an improved macro environment, may lead to more robust future growth. Skyworks Solutions is a semiconductor company that experienced declines after releasing a weaker than anticipated outlook.

STRATEGY & OUTLOOK

Despite macroeconomic headwinds, we believe that many U.S. corporations have continued to build balance sheet strength and have generally made effective capital allocation decisions. While profit growth may remain slow, we believe balance sheets are likely to remain healthy and returns on capital may remain stable. Our long-term investment process remains the same. We seek companies that we believe have sustainable competitive advantages, with the management skill and financial resources to

4	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

generate stronger profit margins, take market share from weaker players, and/or return significant capital to shareholders. We focus on leading firms in structurally attractive industries with committed management teams that have proven records of performance. We seek to invest in such companies when their valuations are attractive, and believe that this disciplined approach is the key to generating positive long-term returns. We believe our investment strategy has the potential to provide both upside participation and downside protection.

Raymond Anello, CFA and Lead Portfolio Manager, on behalf of the Portfolio Management team: Matthew P. Ziehl, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner Pak, Magnus Krantz and Adam Weiner.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	5

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Watson Pharmaceuticals, Inc.	2.6%
Robert Half International, Inc.	2.4
Western Digital Corp.	2.3
PVH Corp.	2.2
Cytec Industries, Inc.	2.1
MSCI, Inc.	1.9
Dunkin’ Brands Group, Inc.	1.8
KBR, Inc.	1.8
Waste Connections, Inc.	1.7
Discover Financial Services	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Real Estate Investment Trusts (REITs)	8.4%
Oil, Gas & Consumable Fuels	5.4
Insurance	5.0
Specialty Retail	4.8
Health Care Providers & Services	4.6
Chemicals	3.7
Software	3.6
Pharmaceuticals	3.6
Commercial Banks	3.4
Textiles, Apparel & Luxury Goods	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of common stocks.

6	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Share Class Performance

AVERAGE ANNUAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/12

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	6.52%	16.77%	3.42%	9.88%
Class B (OPMBX)	8/2/99	6.03%	15.76%	2.59%	9.37%
Class C (OPMCX)	8/2/99	6.13%	15.92%	2.66%	9.08%
Class I (OPMIX)	10/26/12	4.78%*	N/A	N/A	N/A
Class N (OPMNX)	3/1/01	6.34%	16.45%	3.16%	9.56%
Class Y (OPMYX)	8/2/99	6.70%	17.26%	3.83%	10.36%

AVERAGE ANNUAL RETURNS WITH SALES CHARGE AS OF 12/31/12
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	0.39%	10.06%	2.20%	9.23%
Class B (OPMBX)	8/2/99	1.03%	10.76%	2.23%	9.37%
Class C (OPMCX)	8/2/99	5.13%	14.92%	2.66%	9.08%
Class I (OPMIX)	10/26/12	4.78%*	N/A	N/A	N/A
Class N (OPMNX)	3/1/01	5.34%	15.45%	3.16%	9.56%
Class Y (OPMYX)	8/2/99	6.70%	17.26%	3.83%	10.36%

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 2500 Index, a broad-based index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	7

illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	9

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012[1,2]
Class A	$1,000.00	$1,065.20	$6.32
Class B	1,000.00	1,060.30	11.01
Class C	1,000.00	1,061.30	10.34
Class I	1,000.00	1,047.80	1.22
Class N	1,000.00	1,063.40	7.88
Class Y	1,000.00	1,067.00	4.28

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.11	6.18
Class B	1,000.00	1,014.57	10.77
Class C	1,000.00	1,015.22	10.11
Class I	1,000.00	1,021.93	3.32
Class N	1,000.00	1,017.59	7.71
Class Y	1,000.00	1,021.07	4.19

1. Actual expenses paid for Classes A, B, C, N and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 67/365 to reflect the period from October 26, 2012 (inception of offering) to December 31, 2012.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2012 for Classes A, B, C, N, and Y and for the period from October 26, 2012 (inception of offering) to December 31, 2012 for Class I are as follows:

Class	Expense Ratios
Class A	1.21%
Class B	2.11
Class C	1.98
Class I	0.65
Class N	1.51
Class Y	0.82

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS December 31, 2012 / Unaudited

	Shares	Value
Common Stocks—99.4%
Consumer Discretionary—16.8%
Auto Components—2.8%
BorgWarner, Inc.[1]	559,410	$40,064,944
Cooper Tire & Rubber Co.	214,870	5,449,103
Dana Holding Corp.	2,693,262	42,041,820
Standard Motor Products, Inc.	79,478	1,766,001
		89,321,868
Diversified Consumer Services—0.3%
Coinstar, Inc.[1]	96,488	5,018,341
Grand Canyon Education, Inc.[1]	244,667	5,742,334
		10,760,675
Hotels, Restaurants & Leisure—2.4%
Brinker International, Inc.	225,327	6,982,884
Cheesecake Factory, Inc. (The)	183,904	6,017,339
Dunkin’ Brands Group, Inc.	1,744,785	57,891,966
Papa John’s International, Inc.[1]	78,704	4,323,998
Ruth’s Hospitality Group, Inc.[1]	21,834	158,733
Town Sports International Holdings, Inc.	51,028	543,448
		75,918,368
Household Durables—1.1%
CSS Industries, Inc.	46,813	1,024,737
NACCO Industries, Inc., Cl. A	24,135	1,464,753
Toll Brothers, Inc.[1]	888,319	28,719,353
Zagg, Inc.[1]	419,108	3,084,635
		34,293,478
Leisure Equipment & Products—0.1%
Smith & Wesson Holding Corp.[1]	242,200	2,044,168
Media—1.8%
Imax Corp.[1]	2,153,948	48,420,751
Scholastic Corp.	170,279	5,033,447
Valassis Communications, Inc.	196,761	5,072,499
		58,526,697
Multiline Retail—0.2%
Saks, Inc.[1]	607,154	6,381,189
Specialty Retail—4.8%
ANN, Inc.[1]	259,812	8,792,038
Ascena Retail Group, Inc.[1]	393,858	7,282,434
CarMax, Inc.[1]	690,259	25,912,323

	Shares	Value
Specialty Retail (Continued)
Cato Corp., Cl. A	275,763	$7,564,179
Chico’s FAS, Inc.	508,042	9,378,455
Express, Inc.[1]	331,472	5,001,912
Hot Topic, Inc.	459,809	4,437,157
O’Reilly Automotive, Inc.[1]	433,620	38,774,300
Pier 1 Imports, Inc.	1,718,103	34,362,060
rue21, inc[1]	119,699	3,398,255
Stage Stores, Inc.	79,970	1,981,657
Staples, Inc.	253,930	2,894,802
Williams-Sonoma, Inc.	92,250	4,037,783
		153,817,355
Textiles, Apparel & Luxury Goods—3.3%
Fossil, Inc.[1]	368,461	34,303,719
Jones Group, Inc. (The)	189,322	2,093,902
PVH Corp.	639,011	70,936,611
		107,334,232
Consumer Staples—0.8%
Food & Staples Retailing—0.2%
Roundy’s, Inc.	451,487	2,009,117
Safeway, Inc.	148,469	2,685,804
Spartan Stores, Inc.	39,708	609,915
Village Super Market, Inc., Cl. A	23,646	777,008
Weis Markets, Inc.	44,472	1,741,968
		7,823,812
Food Products—0.3%
Darling International, Inc.[1]	66,850	1,072,274
Dean Foods Co.[1]	350,990	5,794,845
Ingredion, Inc.	27,690	1,784,067
		8,651,186
Household Products—0.0%
Harbinger Group, Inc.[1]	103,921	799,153
Personal Products—0.3%
Medifast, Inc.[1]	157,062	4,144,866
Nu Skin Enterprises, Inc., Cl. A	40,573	1,503,230
USANA Health Sciences, Inc.[1]	113,568	3,739,794
		9,387,890
Tobacco—0.0%
Universal Corp.	11,484	573,166
Energy—7.2%
Energy Equipment & Services—1.8%
C&J Energy Services, Inc.[1]	282,848	6,064,261
ION Geophysical Corp.[1]	344,930	2,245,494

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	11

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Energy Equipment & Services (Continued)
National Oilwell Varco, Inc.	612,310	$41,851,389
Newpark Resources, Inc.[1]	26,560	208,496
RPC, Inc.	572,396	7,006,127
		57,375,767
Oil, Gas & Consumable Fuels—5.4%
Alon USA Energy, Inc.	251,029	4,541,115
Cloud Peak Energy, Inc.[1]	14,450	279,318
CVR Energy, Inc.[1,2]	155,957	—
CVR Energy, Inc.[1]	56,520	2,757,611
Delek US Holdings, Inc.	167,656	4,245,050
Gran Tierra Energy, Inc.[1]	681,379	3,754,398
HollyFrontier Corp.	460,625	21,442,094
Kosmos Energy Ltd.[1]	1,380,855	17,053,559
MPLX LP1	560,350	17,477,317
Noble Energy, Inc.	382,740	38,939,968
PAA Natural Gas Storage LP	930,353	17,723,225
QEP Resources, Inc.	1,095,220	33,152,309
REX American Resources Corp.[1]	35,183	678,680
Targa Resources Corp.	110,062	5,815,676
Vaalco Energy, Inc.[1]	840,853	7,273,378
		175,133,698
Financials—24.0%
Capital Markets—0.6%
Federated Investors, Inc., Cl. B	177,820	3,597,299
KBW, Inc.	1,026,888	15,711,386
		19,308,685
Commercial Banks—3.4%
Associated Banc-Corp.	96,930	1,271,722
BankUnited, Inc.	664,067	16,229,797
CapitalSource, Inc.	5,514,269	41,798,159
Citizens & Northern Corp.	33,366	630,617
CVB Financial Corp.	363,534	3,780,754
FirstMerit Corp.	824,314	11,697,016
Huntington Bancshares, Inc.	4,705,593	30,068,739
KeyCorp	207,230	1,744,877
Lakeland Financial Corp.	15,191	392,535
WesBanco, Inc.	88,203	1,959,871
		109,574,087

	Shares	Value
Consumer Finance—1.7%
Discover Financial Services	1,429,760	$55,117,248
Diversified Financial Services—2.9%
Moody’s Corp.	529,045	26,621,545
MSCI, Inc.[1]	2,017,161	62,511,819
NASDAQ OMX Group, Inc. (The)	138,674	3,468,237
		92,601,601
Insurance—5.0%
American Financial Group, Inc.	223,144	8,818,651
Amtrust Financial Services, Inc.	598,980	17,184,736
Assurant, Inc.	143,749	4,988,090
Axis Capital Holdings Ltd.	82,844	2,869,716
Everest Re Group Ltd.	37,324	4,103,774
Fidelity National Financial, Inc., Cl. A	1,649,300	38,841,015
First American Financial Corp.	125,400	3,020,886
Greenlight Capital Re Ltd., Cl. A1	81,604	1,883,420
HCC Insurance Holdings, Inc.	246,932	9,188,340
Horace Mann Educators Corp.	270,780	5,404,769
Lincoln National Corp.	1,180,040	30,563,036
Maiden Holdings Ltd.	116,049	1,066,490
Primerica, Inc.	290,648	8,722,347
Protective Life Corp.	183,887	5,255,491
RenaissanceRe Holdings Ltd.	32,686	2,656,064
Symetra Financial Corp.	630,927	8,189,432
Torchmark Corp.	127,361	6,580,743
Validus Holdings Ltd.	87,790	3,035,778
		162,372,778
Real Estate Investment Trusts (REITs)—8.4%
Brandywine Realty Trust	171,352	2,088,781
CBL & Associates Properties, Inc.	175,697	3,726,533
Cedar Realty Trust, Inc.	48,260	254,813
Coresite Realty Corp.	101,920	2,819,107
CubeSmart	278,862	4,063,019
CYS Investments, Inc.	2,800,209	33,070,468
Digital Realty Trust, Inc.	791,163	53,712,056

12	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
EastGroup Properties, Inc.	135,814	$7,308,151
First Industrial Realty Trust, Inc.[1]	244,448	3,441,828
Hatteras Financial Corp.	2,217,959	55,027,563
Healthcare Realty Trust, Inc.	182,941	4,392,413
LaSalle Hotel Properties	843,300	21,411,387
Lexington Realty Trust	249,016	2,602,217
Mid-America Apartment Communities, Inc.	408,770	26,467,858
Ramco-Gershenson Properties Trust	205,349	2,733,195
Sovran Self Storage, Inc.	109,439	6,796,162
Starwood Property Trust, Inc.	1,619,056	37,173,526
Sunstone Hotel Investors, Inc.[1]	224,460	2,403,967
		269,493,044
Thrifts & Mortgage Finance—2.0%
Ocwen Financial Corp.[1]	1,125,530	38,932,083
People’s United Financial, Inc.	2,050,410	24,789,457
		63,721,540
Health Care—12.0%
Biotechnology—1.8%
Cepheid, Inc.[1]	1,097,001	37,089,604
Indevus Pharmaceuticals, Inc.[1]	14,100	141
Medivation, Inc.[1]	246,788	12,625,674
PDL BioPharma, Inc.	1,128,671	7,957,130
		57,672,549
Health Care Equipment & Supplies—1.8%
Cooper Cos., Inc. (The)	426,910	39,480,637
DexCom, Inc.[1]	1,141,961	15,542,089
RTI Biologics, Inc.[1]	408,380	1,743,782
STERIS Corp.	71,179	2,472,047
		59,238,555
Health Care Providers & Services—4.6%
Catamaran Corp.[1]	415,878	19,592,012
Community Health Systems, Inc.	1,206,252	37,080,186
HealthSouth Corp.[1]	1,041,492	21,985,896
Omnicare, Inc.	556,026	20,072,539

	Shares	Value
Health Care Providers & Services (Continued)
PharMerica Corp.[1]	95,840	$1,364,762
Select Medical Holdings Corp.	502,525	4,738,811
Team Health Holdings, Inc.[1]	12,980	373,435
US Physical Therapy, Inc.	132,694	3,654,393
WellCare Health Plans, Inc.[1]	770,670	37,523,922
		146,385,956
Life Sciences Tools & Services—0.2%
Cambrex Corp.[1]	207,099	2,356,787
PerkinElmer, Inc.	172,494	5,474,959
		7,831,746
Pharmaceuticals—3.6%
Questcor Pharmaceuticals, Inc.	1,003,807	26,821,723
Santarus, Inc.[1]	426,224	4,679,940
Watson Pharmaceuticals, Inc.[1]	965,680	83,048,480
		114,550,143
Industrials—17.6%
Aerospace & Defense—3.2%
B/E Aerospace, Inc.[1]	647,801	32,001,369
L-3 Communications Holdings, Inc.	598,340	45,844,811
Moog, Inc., Cl. A1	126,450	5,188,244
Triumph Group, Inc.	284,690	18,590,257
		101,624,681
Air Freight & Couriers—0.0%
Park-Ohio Holdings Corp.[1]	61,890	1,318,876
Airlines—0.2%
Republic Airways Holdings, Inc.[1]	17,891	101,621
Southwest Airlines Co.	304,283	3,115,858
Spirit Airlines, Inc.[1]	160,371	2,841,774
		6,059,253
Commercial Services & Supplies—2.7%
Cintas Corp.	147,028	6,013,445
Deluxe Corp.	190,659	6,146,846
Intersections, Inc.	118,647	1,124,774
Kimball International, Inc., Cl. B	38,120	442,573
Knoll, Inc.	57,056	876,380
Steelcase, Inc., Cl. A	481,111	6,129,354
Sykes Enterprises, Inc.[1]	173,394	2,639,057
Tetra Tech, Inc.[1]	243,564	6,442,268
UniFirst Corp.	5,590	409,859

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Commercial Services & Supplies (Continued)
Waste Connections, Inc.	1,631,318	$55,122,235
		85,346,791
Construction & Engineering—1.9%
AECOM Technology Corp.[1]	190,750	4,539,850
KBR, Inc.	1,909,134	57,121,289
		61,661,139
Electrical Equipment—0.9%
EnerSys[1]	202,261	7,611,082
Regal-Beloit Corp.	295,620	20,832,341
		28,443,423
Industrial Conglomerates—0.1%
Standex International Corp.	72,912	3,739,656
Machinery—2.6%
Actuant Corp., Cl. A	259,558	7,244,264
AGCO Corp.[1]	884,810	43,461,867
Altra Holdings, Inc.	79,456	1,752,005
Columbus McKinnon Corp.[1]	74,324	1,227,833
Hyster-Yale Materials Handling, Inc., Cl. B	24,135	1,177,788
Kadant, Inc.[1]	114,220	3,027,972
Wabtec Corp.	308,736	27,026,749
		84,918,478
Professional Services—2.8%
GP Strategies Corp.[1]	113,749	2,348,917
ICF International, Inc.[1]	193,396	4,533,202
Navigant Consulting, Inc.[1]	264,843	2,955,648
Resources Connection, Inc.	174,569	2,084,354
Robert Half International, Inc.	2,444,100	77,771,262
		89,693,383
Road & Rail—2.4%
Genesee & Wyoming, Inc., Cl. A1	299,934	22,818,979
Old Dominion Freight Line, Inc.[1]	1,409,001	48,300,554
Swift Transportation Co.[1]	556,229	5,072,808
		76,192,341
Trading Companies & Distributors—0.8%
Aceto Corp.	51,177	513,817
MSC Industrial Direct Co., Inc., Cl. A	330,332	24,900,426
		25,414,243

	Shares	Value
Information Technology—12.3%
Communications Equipment—1.7%
Arris Group, Inc.[1]	413,988	$6,184,981
Aruba Networks, Inc.[1]	1,770,719	36,742,419
Brocade Communications Systems, Inc.[1]	1,108,747	5,909,621
Globecomm Systems, Inc.[1]	120,909	1,366,272
Harris Corp.	46,260	2,264,890
Polycom, Inc.[1]	109,127	1,141,468
		53,609,651
Computers & Peripherals—2.5%
Diebold, Inc.	82,363	2,521,131
Electronics for Imaging, Inc.[1]	312,580	5,935,894
Western Digital Corp.	1,706,352	72,502,897
		80,959,922
Electronic Equipment, Instruments, & Components—0.0%
SYNNEX Corp.[1]	30,888	1,061,929
Internet Software & Services—0.6%
Dice Holdings, Inc.[1]	506,962	4,653,911
j2 Global, Inc.	307,569	9,405,460
Perficient, Inc.[1]	67,360	793,501
ValueClick, Inc.[1]	281,894	5,471,563
XO Group, Inc.[1]	65,111	605,532
		20,929,967
IT Services—2.4%
Acxiom Corp.[1]	489,831	8,552,449
Amdocs Ltd.	909,045	30,898,440
Booz Allen Hamilton Holding Corp.	328,022	4,566,066
Broadridge Financial Solutions, Inc.	256,864	5,877,048
CSG Systems International, Inc.[1]	237,866	4,324,404
Euronet Worldwide, Inc.[1]	275,345	6,498,142
Genpact Ltd.	150,450	2,331,975
Global Cash Access Holdings, Inc.[1]	387,664	3,039,286
Heartland Payment Systems, Inc.	64,115	1,891,392
iGATE Corp.[1]	142,844	2,252,650
MAXIMUS, Inc.	22,536	1,424,726
SAIC, Inc.	243,333	2,754,530
Sapient Corp.[1]	399,170	4,215,235
Virtusa Corp.[1]	7,080	116,324
		78,742,667

14	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value
Office Electronics—0.1%
Zebra Technologies Corp., Cl. A1	68,295	$2,682,628
Semiconductors & Semiconductor Equipment—1.4%
LSI Corp.[1]	384,520	2,722,402
Semtech Corp.[1]	542,595	15,708,125
Skyworks Solutions, Inc.1	1,261,934	25,617,260
		44,047,787
Software—3.6%
Cadence Design Systems, Inc.[1]	596,676	8,061,093
Ebix, Inc.	37,165	597,241
Fortinet, Inc.[1]	1,207,286	25,437,516
Netscout Systems, Inc.[1]	159,217	4,138,050
Synopsys, Inc.[1]	971,416	30,929,885
TIBCO Software, Inc.[1]	1,879,574	41,369,424
Websense, Inc.[1]	311,874	4,690,585
		115,223,794
Materials—6.7%
Chemicals—3.7%
A. Schulman, Inc.	229,340	6,634,806
Cytec Industries, Inc.	965,650	66,465,690
H.B. Fuller Co.	204,583	7,123,580
Huntsman Corp.	426,987	6,789,093
Innospec, Inc.	80,476	2,775,617
OMNOVA Solutions, Inc.[1]	123,106	862,973
WR Grace & Co.[1]	439,582	29,553,098
		120,204,857
Containers & Packaging—1.3%
Graphic Packaging Holding Co.[1]	501,203	3,237,771
Myers Industries, Inc.	187,908	2,846,806
Packaging Corp. of America	920,272	35,402,864
		41,487,441
Metals & Mining—1.1%
Compass Minerals International, Inc.	329,090	24,586,314
Metals USA Holdings Corp.	115,715	2,023,855
Nevsun Resources Ltd.	102,073	436,872
Worthington Industries, Inc.	376,151	9,776,165
		36,823,206
Paper & Forest Products—0.6%
KapStone Paper & Packaging Corp.	270,923	6,011,782
Neenah Paper, Inc.	8,760	249,397
P.H. Glatfelter Co.	426,473	7,454,748

	Shares	Value
Paper & Forest Products (Continued)
Schweitzer-Mauduit International, Inc.	102,598	$4,004,400
		17,720,327
Telecommunication Services—0.2%
Diversified Telecommunication Services—0.2%
Vonage Holdings Corp.[1]	2,165,196	5,131,515
Utilities—1.8%
Electric Utilities—0.3%
El Paso Electric Co.	81,508	2,600,920
Empire District Electric Co.	6,050	123,299
NV Energy, Inc.	256,518	4,653,237
Portland General Electric Co.	79,829	2,184,121
		9,561,577
Energy Traders—0.6%
AES Corp. (The)	1,679,021	17,965,525
Gas Utilities—0.1%
Chesapeake Utilities Corp.	2,750	124,850
UGI Corp.	130,035	4,253,445
		4,378,295
Multi-Utilities—0.5%
Avista Corp.	141,467	3,410,769
CenterPoint Energy, Inc.	111,632	2,148,916
CMS Energy Corp.	39,995	975,078
TECO Energy, Inc.	340,624	5,708,858
Vectren Corp.	183,479	5,394,283
		17,637,904
Water Utilities—0.3%
Aqua America, Inc.	366,304	9,311,448

Total Common Stocks (Cost $2,715,783,661)		3,197,903,338
Investment Company—2.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[3,4] (Cost $89,353,822)	89,353,822	89,353,822
Total Investments, at Value (Cost $2,805,137,483)	102.2%	3,287,257,160
Liabilities in Excess of Other Assets	(2.2)	(72,147,877)

Net Assets	100.0%	$3,215,109,283

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	15

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

1. Non-income producing security.

2. Escrow shares received as a result of Issuer reorganization.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares June 29, 2012[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional
Money Market Fund, Cl. E	65,788,312	485,721,034	462,155,524	89,353,822
Renewable Energy Group	818,930	7,515	826,445	—

		Value	Income	Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E		$89,353,822	$66,649	$—
Renewable Energy Group		—	—	299,636

		$89,353,822	$66,649	$299,636

a. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

4. Rate shown is the 7-day yield as of December 31, 2012.

See accompanying Notes to Financial Statements.

16	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2012 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,715,783,661)	$3,197,903,338
Affiliated companies (cost $89,353,822)	89,353,822

3,287,257,160
Cash	67,659
Receivables and other assets:
Investments sold	30,950,952
Dividends	4,134,124
Other	88,071

Total assets	3,322,497,966
Liabilities
Payables and other liabilities:
Investments purchased	91,371,844
Shares of beneficial interest redeemed	14,288,242
Transfer and shareholder servicing agent fees	812,507
Distribution and service plan fees	486,327
Shareholder communications	246,412
Trustees’ compensation	102,184
Other	81,167

Total liabilities	107,388,683
Net Assets	$3,215,109,283

Composition of Net Assets
Par value of shares of beneficial interest	$139,947
Additional paid-in capital	3,266,720,353
Accumulated net investment loss	(2,214,789)
Accumulated net realized loss on investments	(532,833,493)
Net unrealized appreciation on investments	483,297,265

Net Assets	$3,215,109,283

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	17

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,642,397,055 and 71,459,150 shares of beneficial interest outstanding)	$22.98
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$24.38

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $61,273,638 and 2,978,122 shares of beneficial interest outstanding)	$20.57

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $313,088,966 and 15,133,111 shares of beneficial interest outstanding)	$20.69

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,339 and 429 shares of beneficial interest outstanding)	$24.10

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $209,872,038 and 9,415,190 shares of beneficial interest outstanding)	$22.29

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $988,467,247 and 40,960,733 shares of beneficial interest outstanding)	$24.13

See accompanying Notes to Financial Statements.

18	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF OPERATIONS For the Six Months Ended December, 31, 2012 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $27,823)	$37,142,682
Affiliated companies	66,649
Interest	871
Other income	38,650
Total investment income	37,248,852
Expenses
Management fees	10,110,978
Distribution and service plan fees:
Class A	2,067,448
Class B	323,128
Class C	1,596,782
Class N	549,048
Transfer and shareholder servicing agent fees:
Class A	2,594,752
Class B	197,787
Class C	496,579
Class I	1
Class N	463,907
Class Y	758,742
Shareholder communications:
Class A	109,997
Class B	19,012
Class C	25,320
Class N	7,558
Class Y	41,777
Trustees’ compensation	87,481
Custodian fees and expenses	8,314
Administration service fees	750
Other	243,558
Total expenses	19,702,919
Less waivers and reimbursements of expenses	(241,149)
Net expenses	17,787,082
Net Investment Income	21,166,513
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	166,266,589
Affiliated companies	(299,636)
Total net realized gain	165,966,953
Net change in unrealized appreciation/depreciation on investments	17,362,629
Net Increase in Net Assets Resulting from Operations	$201,116,664

See accompanying Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	19

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]
Operations
Net investment income	$17,787,082	$6,280,244
Net realized gain	165,966,953	241,491,120
Net change in unrealized appreciation/depreciation	17,362,629	(323,311,811)

Net increase (decrease) in net assets resulting from operations	201,116,664	(75,540,447)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(13,235,785)	(3,870,465)
Class B	—	—
Class C	(553,438)	—
Class I	(137)	—
Class N	(1,089,794)	—
Class Y	(11,120,489)	(5,475,891)

	(25,999,643)	(9,346,356)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(110,593,046)	(316,651,609)
Class B	(11,512,185)	(31,227,895)
Class C	(25,570,942)	(53,714,746)
Class I	10,000	—
Class N	(29,581,807)	(40,324,183)
Class Y	29,455,026	(131,726,021)

	(147,792,954)	(573,644,454)
Net Assets
Total increase (decrease)	27,324,067	(658,531,257)
Beginning of period	3,187,785,216	3,846,316,473

End of period (including accumulated net investment income (loss) of $(2,214,789) and $5,997,772, respectively)	$3,215,109,283	$3,187,785,216

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$21.75	$21.99	$16.33	$13.70	$17.87	$24.25
Income (loss) from investment operations:
Net investment income (loss)[2]	0.12	0.04	0.05	0.02	0.08	(0.04)
Net realized and unrealized gain (loss)	1.29	(0.23)	5.61	2.64	(4.22)	(4.28)

Total from investment operations	1.41	(0.19)	5.66	2.66	(4.14)	(4.32)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.05)	0.00	(0.03)	0.00	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.03)	(2.00)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.18)	(0.05)	0.00	(0.03)	(0.03)	(2.06)
Net asset value, end of period	$22.98	$21.75	$21.99	$16.33	$13.70	$17.87

Total Return, at Net Asset Value[3]	6.52%	(0.85)%	34.66%	19.45%	(23.14)%	(18.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,642,397	$1,662,531	$2,026,656	$1,849,907	$1,804,702	$3,304,735
Average net assets (in thousands)	$1,654,984	$1,696,301	$2,016,616	$1,988,573	$2,231,028	$3,576,817
Ratios to average net assets:[4]
Net investment income (loss)	1.10%	0.20%	0.28%	0.13%	0.58%	(0.17)%
Total expenses[5]	1.22%	1.24%	1.25%	1.31%	1.38%	1.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.24%	1.24%	1.25%	1.22%	1.19%
Portfolio turnover rate	49%	81%	86%	101%	95%	134%

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	21

FINANCIAL HIGHLIGHTS (Continued)

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.22%
Year Ended June 29, 2012	1.24%
Year Ended June 30, 2011	1.25%
Year Ended June 30, 2010	1.31%
Year Ended June 30, 2009	1.38%
Year Ended June 30, 2008	1.19%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class B	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$19.40	$19.72	$14.77	$12.46	$16.39	$22.53
Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	(0.11)	(0.09)	(0.10)	(0.03)	(0.17)
Net realized and unrealized gain (loss)	1.15	(0.21)	5.04	2.41	(3.87)	(3.96)

Total from investment operations	1.17	(0.32)	4.95	2.31	(3.90)	(4.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.03)	(2.00)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.03)	(2.01)
Net asset value, end of period	$20.57	$19.40	$19.72	$14.77	$12.46	$16.39

Total Return, at Net Asset Value[3]	6.03%	(1.62)%	33.51%	18.54%	(23.77)%	(19.25)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,274	$69,088	$102,861	$106,797	$132,615	$261,085
Average net assets (in thousands)	$64,092	$76,237	$107,948	$129,492	$160,939	$357,794
Ratios to average net assets:[4]
Net investment income (loss)	0.17%	(0.63)%	(0.51)%	(0.65)%	(0.21)%	(0.89)%
Total expenses[5]	2.32%	2.33%	2.29%	2.35%	2.22%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.11%	2.06%	2.04%	2.05%	2.02%	1.92%
Portfolio turnover rate	49%	81%	86%	101%	95%	134%

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	23

FINANCIAL HIGHLIGHTS (Continued)

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	2.32%
Year Ended June 29, 2012	2.33%
Year Ended June 30, 2011	2.29%
Year Ended June 30, 2010	2.35%
Year Ended June 30, 2009	2.22%
Year Ended June 30, 2008	1.92%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class C	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$19.53	$19.84	$14.85	$12.53	$16.47	$22.62
Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	(0.10)	(0.08)	(0.09)	(0.02)	(0.16)
Net realized and unrealized gain (loss)	1.17	(0.21)	5.07	2.41	(3.89)	(3.98)

Total from investment operations	1.20	(0.31)	4.99	2.32	(3.91)	(4.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.03)	(2.00)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.04)	0.00	0.00	0.00	(0.03)	(2.01)
Net asset value, end of period	$20.69	$19.53	$19.84	$14.85	$12.53	$16.47

Total Return, at Net Asset Value[3]	6.13%	(1.56)%	33.60%	18.52%	(23.72)%	(19.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$313,089	$320,566	$384,059	$329,180	$310,094	$505,404
Average net assets (in thousands)	$316,332	$327,119	$369,499	$350,612	$342,312	$602,381
Ratios to average net assets:[4]
Net investment income (loss)	0.33%	(0.56)%	(0.45)%	(0.63)%	(0.18)%	(0.86)%
Total expenses[5]	1.98%	2.00%	1.99%	2.06%	2.08%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.98%	2.00%	1.97%	2.01%	1.98%	1.88%
Portfolio turnover rate	49%	81%	86%	101%	95%	134%

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	25

FINANCIAL HIGHLIGHTS (Continued)

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.98%
Year Ended June 29, 2012	2.00%
Year Ended June 30, 2011	1.99%
Year Ended June 30, 2010	2.06%
Year Ended June 30, 2009	2.08%
Year Ended June 30, 2008	1.88%

See accompanying Notes to Financial Statements.

26	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class I	Period Ended December 31, 2012[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$23.31
Income (loss) from investment operations:
Net investment income[2]	0.13
Net realized and unrealized gain	0.98

Total from investment operations	1.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)
Distributions from net realized gain	0.00
Tax return of capital distribution	0.00

Total dividends and/or distributions to shareholders	(0.32)
Net asset value, end of period	$24.10

Total Return, at Net Asset Value[3]	4.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	3.00%
Total expenses[5]	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.65%
Portfolio turnover rate	49%

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	27

FINANCIAL HIGHLIGHTS (Continued)

1. For the period from October 26, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended December 31, 2012	0.65%

See accompanying Notes to Financial Statements.

28	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class N	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$21.07	$21.30	$15.86	$13.32	$17.42	$23.70
Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	(0.01)	0.01	(0.02)	0.04	(0.09)
Net realized and unrealized gain (loss)	1.25	(0.22)	5.43	2.57	(4.11)	(4.18)

Total from investment operations	1.33	(0.23)	5.44	2.55	(4.07)	(4.27)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.03)	(2.00)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.11)	0.00	0.00	(0.01)	(0.03)	(2.01)
Net asset value, end of period	$22.29	$21.07	$21.30	$15.86	$13.32	$17.42

Total Return, at Net Asset Value[3]	6.34%	(1.08)%	34.30%	19.15%	(23.34)%	(18.87)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,872	$227,261	$273,682	$242,128	$205,574	$275,975
Average net assets (in thousands)	$217,720	$232,102	$269,808	$244,540	$210,488	$289,699
Ratios to average net assets:[4]
Net investment income (loss)	0.77%	(0.07)%	0.03%	(0.11)%	0.31%	(0.47)%
Total expenses[5]	1.58%	1.57%	1.60%	1.68%	1.79%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%	1.51%	1.49%	1.49%	1.49%	1.48%
Portfolio turnover rate	49%	81%	86%	101%	95%	134%

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	29

FINANCIAL HIGHLIGHTS (Continued)

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.58%
Year Ended June 29, 2012	1.57%
Year Ended June 30, 2011	1.60%
Year Ended June 30, 2010	1.68%
Year Ended June 30, 2009	1.79%
Year Ended June 30, 2008	1.55%

See accompanying Notes to Financial Statements.

30	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class Y	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$22.88	$23.12	$17.17	$14.38	$18.75	$25.32
Income (loss) from investment operations:
Net investment income[2]	0.18	0.13	0.14	0.10	0.13	0.05
Net realized and unrealized gain (loss)	1.35	(0.24)	5.89	2.77	(4.44)	(4.47)

Total from investment operations	1.53	(0.11)	6.03	2.87	(4.31)	(4.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.13)	(0.08)	(0.08)	(0.03)	(0.14)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.03)	(2.00)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.28)	(0.13)	(0.08)	(0.08)	(0.06)	(2.15)
Net asset value, end of period	$24.13	$22.88	$23.12	$17.17	$14.38	$18.75

Total Return, at Net Asset Value[3]	6.70%	(0.40)%	35.14%	20.00%	(22.93)%	(18.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$988,467	$908,339	$1,059,058	$828,624	$877,926	$1,020,424
Average net assets (in thousands)	$939,693	$904,802	$992,951	$914,353	$926,200	$746,300
Ratios to average net assets:[4]
Net investment income	1.53%	0.60%	0.69%	0.55%	0.93%	0.25%
Total expenses[5]	0.82%	0.85%	0.83%	0.83%	0.89%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.85%	0.83%	0.83%	0.89%	0.76%
Portfolio turnover rate	49%	81%	86%	101%	95%	134%

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	31

FINANCIAL HIGHLIGHTS (Continued)

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	0.82%
Year Ended June 29, 2012	0.85%
Year Ended June 30, 2011	0.83%
Year Ended June 30, 2010	0.83%
Year Ended June 30, 2009	0.89%
Year Ended June 30, 2008	0.76%

See accompanying Notes to Financial Statements.

32	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Main Street Small-& Mid-Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on October 26, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	33

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended June 29, 2012, the Fund utilized $244,148,864 capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended June 29, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	688,878,978

34	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

1. Significant Accounting Policies (Continued)

As of December 31, 2012 , it is estimated that the capital loss carryforwards would be $525,113,868 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended December 31, 2012, it is estimated that the Fund will utilize $163,765,110 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,810,283,449

Gross unrealized appreciation	$534,898,934
Gross unrealized depreciation	(57,925,223)

Net unrealized appreciation	$476,973,711

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	35

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

36	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

2. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	37

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

38	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

2. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$538,398,030	$—	$—	$538,398,030
Consumer Staples	27,235,207	—	—	27,235,207
Energy	232,509,465	—	—	232,509,465
Financials	772,188,983	—	—	772,188,983
Health Care	385,678,808	—	141	385,678,949
Industrials	563,234,476	1,177,788	—	564,412,264
Information Technology	397,258,345	—	—	397,258,345
Materials	216,235,831	—	—	216,235,831
Telecommunication Services	5,131,515	—	—	5,131,515
Utilities	58,854,749	—	—	58,854,749
Investment Company	89,353,822	—	—	89,353,822

Total Assets	$3,286,079,231	$1,177,788	$141	$3,287,257,160

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	39

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended December 31, 2012[1]		Year Ended June 29, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	4,290,852	$95,616,179	10,534,968	$217,777,232
Dividends and/or distributions reinvested	555,915	12,580,350	192,909	3,653,701
Redeemed	(9,810,341)	(218,789,575)	(26,485,815)	(538,082,542)

Net decrease	(4,963,574)	$(110,593,046)	(15,757,938)	$(316,651,609)

Class B
Sold	32,932	$652,812	492,331	$9,100,716
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(615,427)	(12,164,997)	(2,147,309)	(40,328,611)

Net decrease	(582,495)	$(11,512,185)	(1,654,978)	$(31,227,895)

Class C
Sold	679,109	$13,581,921	1,802,033	$33,537,173
Dividends and/or distributions reinvested	24,651	502,385	—	—
Redeemed	(1,981,438)	(39,655,248)	(4,745,752)	(87,251,919)

Net decrease	(1,277,678)	$(25,570,942)	(2,943,719)	$(53,714,746)

Class I
Sold	429	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	429	$10,000	—	$—

40	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended December 31, 2012[1]		Year Ended June 29, 2012
	Shares	Amount	Shares	Amount
Class N
Sold	1,042,031	$22,439,359	2,700,750	$53,824,937
Dividends and/or distributions reinvested	46,182	1,013,699	—	—
Redeemed	(2,459,749)	(53,034,865)	(4,764,737)	(94,149,120)

Net decrease	(1,371,536)	$(29,581,807)	(2,063,987)	$(40,324,183)

Class Y
Sold	5,011,895	$117,278,606	8,968,365	$190,190,757
Dividends and/or distributions reinvested	440,420	10,464,383	257,688	5,122,831
Redeemed	(4,195,429)	(98,287,963)	(15,323,841)	(327,039,609)

Net increase (decrease)	1,256,886	$29,455,026	(6,097,788)	$(131,726,021)

1. For the six months ended December 31, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from October 26, 2012 (inception of offering) to December 31, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$1,532,718,183	$1,637,050,532

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	41

NOTES TO FINANCIAL STATEMENTS / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

account fee. For the six months ended December 31, 2012, the Fund paid $4,251,989 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class C	$11,787,293
Class N	6,814,554

42	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
December 31, 2012	$115,434	$445	$55,830	$4,779	$251

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $36,957 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended December 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$61,483
Class B	67,581
Class N	75,128

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	43

NOTES TO FINANCIAL STATEMENTS / (Continued)

6. Subsequent Event (Continued)

responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

44	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

7. Pending Litigation (Continued)

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	45

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, and

46	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Raman Vardharaj, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load small-cap core funds. The Board noted that the Fund outperformed its performance universe median for the one- and three-year periods, although it underperformed during the five- and ten-year periods.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load small-cap core funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees, as well as its total expenses were below that of the respective expense group median and average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	47

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

48	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	49

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Raymond Anello, Vice President

Matthew P. Ziehl, Vice President

Raman Vardharaj, Vice President

Joy Budzinski, Vice President

Kristin Ketner Pak, Vice President

Magnus Krantz, Vice President

Adam Weiner, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

50	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	51

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

52	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	53

THIS PAGE INTENTIONALLY LEFT BLANK.

54	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND	55

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0847.001.1212 February 22, 2013

OppenheimerFunds®
Distributor, Inc.

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Small-& Mid-Cap Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 2/11/2013